UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 20, 2011
Summit Financial Group, Inc.

(Exact name of registrant as specified in its charter)

       West Virginia                                                                        No. 0-16587                                                                         55-0672148
           (State or other jurisdiction of                                                                               (Commission File Number)                                                          (I.R.S. Employer
                   incorporation or organization)                                                                                                                                               Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 5.02	Departure of Directors or Certain Officers, Appointment of Certain Others, Compensatory Arrangements of Certain Officers

Effective December 31, 2011, Ronald F. Miller will retire from his positions as director of the Company and President and Chief Executive Officer of Summit Community Bank, Inc., a wholly-owned subsidiary of the Company.

The Company is grateful to Mr. Miller for his dedicated service as an officer and a board member, and we thank him for the commitment of his time and talent on behalf of the Company and Summit Community Bank, Inc.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SUMMIT FINANCIAL GROUP, INC.

Date:    December 23, 2011                                           By:    /s/ Julie R. Cook
                            Julie R. Cook
                            Vice President &
                            Chief Accounting Officer